                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                November 17, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                          CARCO AUTO LOAN MASTER TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



State of New York                  000-19452                 Not Applicable
-----------------              ----------------            ------------------
(State or other                (Commission File             (I.R.S. Employer
  jurisdiction                      Number)                Identification No.)
of incorporation)



              27777 Inkster Road, Farmington Hills, Michigan 48334
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (248) 427-2565
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On the payment date November 17, 2003, payments were made to the holders of CARCO Auto Loan Master Trust, Asset Backed Certificates.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

   (a)   Financial statement of businesses acquired:

         None

   (b)   Pro forma financial information:

         None

   (c)   Exhibits:


            Exhibit 99: Monthly report to holders of the Asset Backed Certificates, relating to the November 17, 2003 Payment Date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CARCO Auto Loan Master Trust
                                            (Registrant)

                                    By:  DaimlerChrysler Services
                                         North America LLC, as Administrator


Date:  November 21, 2003            By:     /s/ Mark L. Davis
                                         ---------------------------------------
                                            Mark L. Davis
                                            Assistant Controller

                                INDEX TO EXHIBITS

Exhibit No.         Description
-----------         -----------

  99 Monthly report to holders of the Asset Backed Certificates, relating to the November 17, 2003 Payment Date.